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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): November 13, 2003

                            GARDNER DENVER, INC.
           (Exact Name of Registrant as Specified in its Charter)




            DELAWARE                     1-13215              76-0419383
 (State or Other Jurisdiction of       (Commission           (IRS Employer
         Incorporation)                File Number)     Identification Number)



               1800 Gardner Expressway, Quincy, Illinois 62301
                   (Address of Principal Executive Office)


     Registrant's telephone number, including area code: (217) 222-5400






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ITEM 9. REGULATION FD DISCLOSURE

         On November 13, 2003, Gardner Denver, Inc. (the "Company") issued a press release announcing the Company's agreement with the Board of Directors of Syltone plc ("Syltone") to recommend an offer to acquire the outstanding share capital of Syltone, a publicly traded company listed on the London Stock Exchange. A copy of such press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.

         The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.





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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GARDNER DENVER, INC.

Date: November 13, 2003      By:  /s/ Tracy D. Pagliara
                                  ---------------------------------------
                                  Tracy D. Pagliara
                                  Vice President, General Counsel and Secretary





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                                EXHIBIT INDEX


         Exhibit No.          Exhibit
         -----------          -------

         99.1                 Press Release dated November 13, 2003